Exhibit 10.1

[Certain confidential portions of this agreement (marked with [***]) have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K because the Company has determined that such redacted information is (i) not material, and (ii) is the type of information the company treats as private or confidential.]

AMENDMENT #2 TO LICENSE AGREEMENT

THIS AMENDMENT #2 TO LICENSE AGREEMENT (the “Amendment”), made and entered into this 22nd day of July, 2022 (“Amendment Effective Date”) by and between Purdue Research Foundation, a corporation formed and existing under the Indiana Foundation or Holding Companies Act of 1921 with its main offices located at 1281 Win Hentschel Blvd, West Lafayette, IN 47906 (“PRF”), and Novosteo, Inc., a Delaware corporation with business offices at 601 Gateway Boulevard, Suite 1250, South San Francisco, CA 94080 (“LICENSEE”), collectively referred to hereinafter as the “Parties,” and each individually as a “Party,” amends the License Agreement dated June 3, 2020 (as amended from time to time), (the “Agreement”); and

WHEREAS, the Parties have agreed to certain modifications to the Agreement.

NOW, THEREFORE, the Parties hereby revise and amend the Agreement as follows:

1.
Section 1.9 “Field of Use” is hereby deleted and replaced with the following:

“1.9 “Field of Use” means all fields of use.”

2.
The following sentence is hereby added to the end of Section 1.14:

“In the event any continuation-in-part application is filed claiming priority to any patent application that is included in the Licensed Patents, only the claims in such continuation-in-part patent application that claim subject matter encompassed by one or more claims presented in the prior patent application shall be included in the scope of the Licensed Patents.”

3.
Section 2.6 is hereby added to Article 2 (Grant of License) as follows:

“2.6 Reservation of Rights. PRF retains on behalf of itself, Purdue University, its researchers and students, and any research collaborators the following rights:

i.
To practice under the Licensed Intellectual Property and to make and use the Licensed Intellectual Property and Licensed Product(s) on a royalty-free basis only for non-commercial research, scholarly use, teaching, education, patient care incidental to the foregoing, and other similar uses, including without limitation sponsored research and collaborations, provided that PRF shall not license, transfer or otherwise grant rights to Licensed Intellectual Property to any third party in connection with such sponsored research and collaborations (“Non-Commercial Uses”);
ii.
To license (without the right to grant sublicense where permitted by pre-existing contractual requirements) any government agency; university or other educational institution; organization of the type described in §501(c)(3) of the Internal Revenue Code; scientific or educational organization qualified under a state nonprofit organization statute; or a foreign equivalent of the foregoing (“Non-Commercial Organizations”) to practice under the Licensed Intellectual Property and to make and use Licensed Products on a royalty-free basis for Non-Commercial Uses;
iii.
To disseminate and publish material and scientific findings from its research related to the Licensed Intellectual Property and/or Licensed Products, and to permit its respective personnel, including Purdue University personnel, to do the same.”

4.
The following sentence is hereby added to Section 4.6 (Sublicense Income) immediately following the sentence which reads, “Unit Royalties payable to PRF on a Sublicensee’s Gross Receipts are not Sublicense Income.”

“For clarity, in the event LICENSEE or an Affiliate receives from a Sublicensee [***], [***] shall be due to PRF. In those cases, Sublicense Income payable to PRF shall be a percentage, as shown below, of Sublicense Income resulting from [***].”

5.
Subsection (b) of Section 1.24 “Valid Claim” is hereby deleted and replaced with the following:

“(b) any pending claim of the Licensed Patents that has not been abandoned or finally and conclusively rejected without the possibility of appeal or re-filing of such application and that has not been pending for more than [***] years from the date of filing of the earliest effective priority filing date for the patent application from which such claim is entitled to claim priority.”

6.
Section 2.5 (Sublicenses) is hereby deleted and replaced with the following:

“Section 2.5 Sublicenses. LICENSEE shall have the right to grant Sublicenses in multiple tiers, provided that [***]. Notwithstanding the foregoing, [***]. Each Sublicense shall be consistent with the terms and conditions of this Agreement and in no event shall a Sublicensee be any foreign person, foreign corporation or other business entity, or foreign government, in each case that is designated as the target of any sanction, restriction, or embargo administered by the United States of America. LICENSEE shall be responsible for the acts and omissions of each Sublicensee hereunder, including but not limited to the payment of all fees and royalties due under this Agreement. LICENSEE shall take reasonable efforts to ensure Sublicensee’s compliance with the terms and conditions of the license granted by PRF under this Agreement. LICENSEE shall, upon written request by PRF, provide PRF a copy of each executed Sublicense, which may be redacted to the extent the terms thereof are not necessary to determine compliance with this Agreement.”

7.
Section 3.3 is hereby deleted and replaced with the following:

“Section 3.3 Performance According to Plans. Licensee shall use Commercially Reasonable Efforts to perform in accordance with the Commercialization Plan.”

8.
The following sentence is hereby added to the end of Section 4.3:

“Notwithstanding the foregoing, the minimum annual royalty payable under this Section 4.3 shall [***] after the expiration of the Royalty Term for the Licensed Products in all of the following countries: the United States, the United Kingdom, Germany, France, Spain and Italy.”

9.
The following sentence is hereby added to the end of Section 4.9:

“Notwithstanding anything to the contrary in this Agreement, each Milestone Payment shall be payable only once for each Licensed Product, regardless of the number of times the corresponding milestone event is completed or obtained, as the case may be, for such Licensed Product. For clarity and solely for purposes of this Section 4.9, Milestone Payments shall be payable for each Licensed Product required by the relevant regulatory authority to undergo a particular milestone event [***].”

10.
The last two sentences of Section 8.2 are hereby replaced with the foregoing:

“Unless otherwise agreed by the Parties in writing, any recovery from such enforcement action shall be used first to reimburse the Parties of their respective costs and expenses incurred in connection with such action, on a pro-rata basis if such recovery is not sufficient to cover all of such costs and expenses. Any remainder, absent a separate written agreement to the contrary, shall be [***] if such recovery is [***], or [***] if such recovery is [***].”

11.
Subsection (c) of Section 13.2 is hereby added as follows:

“Section 13.2(c) Tolling of Cure Period. If the LICENSEE reasonably and in good faith disagrees as to whether there has been a default or breach, the LICENSEE may contest the allegation in accordance with Article 10 (Dispute Resolution). Notwithstanding anything to the contrary contained in Section 13.2(b) (Other Breach), the [***] cure period for any disputed default or disputed breach will be tolled from the date that a Dispute Notice received by PRF pursuant to Article 10 (Dispute Resolution) through the earlier of (i) resolution of such dispute pursuant to Article 10 (Dispute Resolution), or [***], and it is understood and acknowledged that, during the pendency of a dispute resolution pursuant this Section 13.2(c) (Tolling of Cure Period), all of the terms and conditions of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations under this Agreement.”

12.
The following sentence is hereby added to the end of Section 13.1 (Term):

“Following the expiration of the Royalty Term for a given Licensed Product in a given country, the license granted to LICENSEE under Section 2.1 with respect to Technical Information disclosed to or known by LICENSEE as of the Effective

Date shall, in such country, automatically become a fully paid-up, perpetual, irrevocable, royalty-free, non-exclusive license.”

13.
Section 13.5 is hereby replaced in its entirety as follows:

“13.5 Direct License to Sublicensee Upon Termination of this Agreement.

a)
Notice to Sublicensees. In the event of termination of this Agreement prior to expiration of the Term, LICENSEE agrees to provide written notice of termination to each Sublicensee, with a copy to PRF, and shall advise the Sublicensee(s) of the requirements of this Section 13.5 which apply if the Sublicensee desires to receive a direct license from PRF under the terms of its Sublicense (a “Direct License”).
b)
Submission of Request. LICENSEE or any Sublicensee, as the case may be, may request that, in the event of termination of this Agreement, PRF grant a direct license to a Sublicensee of the Licensed Patents sublicensed by LICENSEE. That request may be submitted during the Term by LICENSEE. In the event of termination of this Agreement, that request may also be submitted by a Sublicensee within [***] days following receipt of notice of termination of this Agreement. Any such request must be submitted in writing, [***].
c)
Notice of Determination. If the request is submitted during the Term, PRF shall have [***] days after receipt of the notice [***] to notify LICENSEE in writing of its determination as to whether to agree to grant the Direct License. If the request is submitted following termination of this Agreement, PRF shall have [***] days after receipt of the notice [***] to notify the Sublicensee in writing of that determination.
d)
Eligibility of Sublicensee for Direct License. Upon request of Sublicensee, PRF shall grant a Direct License by executing a new agreement with Sublicensee on the terms set forth below, if:
i.
Sublicensee was not in material default or breach under the Sublicense as of the date of termination of this Agreement;
ii.
LICENSEE has acquiesced in the termination of this Agreement;
iii.
LICENSEE and Sublicensee have agreed to terminate the Sublicense upon execution of a new agreement between PRF and Sublicensee for the Direct License;
iv.
Sublicensee agrees to enter into a written agreement (the “Direct License Agreement”) under which:
a.
Sublicensee shall perform substantially the same obligations (including payment obligations) promised by LICENSEE in this Agreement applicable to Sublicensee’s field of use and territory, and PRF’s obligations are no greater than those promised under this Agreement.
b.
The Licensed Patents are directly licensed to such Sublicensee by PRF with the same exclusivity, field of use, territory, diligence requirements, and reporting requirements as contained in the Sublicense.
c.
Article 7 (Patent Prosecution) shall provide for PRF to lead patent prosecution and for Sublicensee to reimburse patent costs (including any patent costs outstanding under this Agreement as of the date of its termination) in proportion to the number of Direct License Agreements issued for the Licensed Patents under which Sublicensee is licensed;
e)
Provisional Direct License. If PRF agrees to grant a Direct License to a Sublicensee, during the period from termination of this Agreement until execution of the Direct License Agreement, the relevant Sublicensee may practice the Licensed Patents within the scope of its Sublicense as a provisional licensee, provided that the effective date of the Direct License Agreement shall be retroactive to the date on which this Agreement terminates.”

14.
SCHEDULE B: Commercialization Plan is hereby deleted and replaced with the revised and updated Commercialization Plan attached hereto as Exhibit 1.

15.
SCHEDULE E: Development Milestones is hereby amended to [***]. An amended Schedule E is attached hereto as Exhibit 2.

16.
Amendment Fee. In consideration for the foregoing amendments, including [***], LICENSEE shall pay PRF a non-refundable fee of [***] (“Amendment Fee”) upon execution of this Amendment, The Amendment Fee, or any portion thereof, shall not be credited toward any other obligation, now or in the future, of LICENSEE under the Agreement. For clarity, the right of LICENSEE to [***] is unaffected by this Amendment [***].

17.
Capitalized terms not defined herein shall, unless otherwise indicated herein, have the meanings ascribed to such terms in the Agreement.

18.
The Parties agree that except for the amendments set forth herein, the terms of the Agreement as revised, modified or amended shall control the rights and obligations of the Parties; provided that to the extent there is any inconsistency between this Amendment and the Agreement (as amended from time to time) or any term or objective of this Amendment would be frustrated or impeded by application of any other term of the Agreement, this Amendment shall control and supersede all inconsistent provisions of the Agreement. This Amendment shall be construed under and governed by the laws of the State of Indiana (without regard to conflict of law rules) and the United States of America.

(Signatures to follow)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their duly authorized representatives, to be effective as of the date set forth above.

Purdue Research Foundation		Novosteo, Inc.
X /s/ Brooke L. Beier		X /s/ Dirk Thye
Printed Name:	Brooke L Beier, PhD	Printed Name:	Dirk Thye, MD
Title:	Sr. Vice President, Commercialization	Title:	Chief Executive Officer

EXHIBIT 1

Schedule B: Commercialization Plan

Novosteo Commercialization Plan for NOV004

[***]

EXHIBIT 2

Schedule E: Development Milestones

Date/Timeline	Milestone
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]